Fees Summary	May 04, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	1,495,888
Total Transaction Valuation	10,831,917,395
Total Offset Amount	0
Net Fee	$ 1,495,888